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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                December 8, 1998



                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware              0-09781                  74-2099724
        (State or other        (Commission              (IRS Employer
        jurisdiction of        File Number)           Identification No.)
         incorporation)


           1600 Smith Street, Houston, Texas                 77002
        (Address of principal executive offices)           (Zip Code)


                                 (713) 324-5000
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              4.1  Underwriting Agreement dated December 8, 1998

              4.2  Senior Indenture dated July 15, 1997

             12.1  Computation of Ratio of Earnings to Fixed Charges

             23.1  Consent of Ernst & Young LLP
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONTINENTAL AIRLINES, INC.



                                        By /s/ LAWRENCE W. KELLNER
                                               Lawrence W. Kellner
                                               Executive Vice President and
                                               Chief Financial Officer


December 10, 1998


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                   DESCRIPTION
------                   -----------

  4.1     Underwriting Agreement dated December 8, 1998

  4.2     Senior Indenture dated July 15, 1997

 12.1     Computation of Ratio of Earnings to Fixed Charges

 23.1     Consent of Ernst & Young LLP